Exhibit 99.2                                          Udate.com Limited
                                                      Financial statements
                                                      August 14, 2000


CONTENTS


Independent auditors' report.................................................1

Balance sheet................................................................2

Statements of operations.....................................................3

Statement of changes in stockholders' equity and comprehensive income........4

Statements of cashflows......................................................5

Notes to financial statements................................................6


                                                      Udate.com Limited
                                                      Financial statements
                                                      August 14, 2000


INDEPENDENT AUDITORS' REPORT

The board of directors and stockholders
Udate.com Limited

We have audited the accompanying balance sheets of Udate.com Limited as of March 1, 2000 and March 31, 1999, and the related statements of operations, stockholders' equity and comprehensive income, and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Udate.com Limited as of March 1, 2000 and March 31, 1999, and the results of its operations and cash flows for the periods then ended in conformity with generally accepted accounting principles.


SMITH COOPER
REGISTERED AUDITORS
14 August 2000

                                                      Udate.com Limited
                                                      Financial statements
                                                      August 14, 2000


BALANCE SHEET


                                                      June 1, 2000    March 1,2    March 31, 1999
                                                       (unaudited)
                                                                 $            $                 $
Current assets:
     Cash                                                  457,432        6,460               335
     Trade accounts receivable                               6,173        6,318               837
     Due from affiliated companies                       1,129,469            -                 -
     Due from officers and employees                             -        7,894                 -
     Prepaid expenses and other assets                     161,755       18,753            12,267
                                                        ----------     --------          --------
Total current assets                                     1,754,829       39,425            13,439

Plant and equipment
     Computer and office equipment (note 8)                346,537      132,503            68,960
                                                        ----------     --------          --------
Total assets                                             2,101,366      171,928            82,399
                                                        ==========     ========          ========

Current liabilities:
     Bank overdraft                                              -            -             2,179
     Current portion of obligations under
        capital leases (note 10)                            73,237       78,149                 -
     Accounts payable and accruals                         553,824       83,570            36,905
     Deferred income                                       114,641       22,926                 -
     Amounts due to officers and directors                       -      235,765                 -
     Other creditors                                       229,559      176,814            82,160
                                                        ----------     --------          --------
Total current liabilities                                  971,261      597,224           121,244
                                                        ----------     --------          --------
Obligations under capital leases, excluding
     current portion (note 10)                              48,561       63,945                 -
Amounts due to officers and directors                            -            -           198,901
                                                        ----------     --------          --------
                                                            48,561       63,945           198,901
                                                        ----------     --------          --------
Total liabilities                                        1,019,822      661,169           320,145
                                                        ----------     --------          --------
Stockholders' equity:
     Common stock, L 1 par value (see note below)        2,284,917          167               167
     Additional paid-in capital                            223,880            -                 -
     Retained earnings                                  (1,466,196)    (506,088)         (235,019)
     Accumulated other comprehensive income-net
        exchange differences on translation of
        sterling to US $                                    38,943       16,680            (2,894)
                                                        ----------     --------          --------
Total stockholders' equity                               1,081,544     (489,241)         (237,746)
                                                        ----------     --------          --------
Total liabilities                                        2,101,366      171,928            82,399
                                                        ==========     ========          ========
Note:
Authorised shares (number)                               1,501,000        1,000             1,000
Issued and outstanding shares (number)                   1,500,102          100               100


See accompanying notes to financial statements.

                                                      Udate.com Limited
                                                      Financial statements
                                                      August 14, 2000

STATEMENTS OF OPERATIONS


                                             3 MONTHS          3 MONTHS           11 MONTHS            YEAR
                                                ENDED             ENDED               ENDED           ENDED
                                         JUNE 1, 2000      JUNE 1, 2000       MARCH 1, 2000     MARCH 31, 1999
                                           (UNAUDITED)       (UNAUDITED)
                                                    $                 $                   $                  $
Sales                                          85,293             6,984             195,643             12,046

Operating expenses
 Selling, general and administrative
 expenses                                   1,034,272           155,609             326,155            190,749


Advertising                                       --                --              139,004             55,811


                                            ---------          --------             -------            -------
Net operating loss                           (948,108)         (148,625)           (269,516)          (234,514)

 Interest income                                   --                --                  --                 --
 Interest expense                              11,129               423               1,553                505
                                            ---------          --------             -------            -------
Income before income taxes                   (960,108)         (149,048)           (271,069)          (235,019)

Income taxes (note 9)                              --                --                  --                 --
                                            ---------          --------             -------            -------
Net loss                                     (960,108)         (149,048)           (271,069)          (235,019)
                                            =========          ========             =======            =======



See accompanying notes to financial statements.



                                                      Udate.com Limited
                                                      Financial statements
                                                      August 14, 2000


STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY AND COMPREHENSIVE INCOME PERIODS ENDED JUNE 1, 2000 (UNAUDITED), MARCH 1, 2000 AND MARCH 31, 1999





                                      COMMON   ADDITIONAL     RETAINED  ACCUMULATED           TOTAL
                                       STOCK      CAPITAL     EARNINGS        OTHER    STOCKHOLDERS'
                                                                            COMPRE-          EQUITY
                                                                            HENSIVE
                                                                             INCOME
                                           $           $             $            $                $


Balances at April 1, 1998                167           --           --           --              167
Net loss                                  --           --     (235,019)          --         (235,019)
Net exchange differences on
 translation of sterling to US $          --           --           --       (2,894)          (2,894)
                                      ------       ------     --------       ------       ----------
Balances at March 31, 1999               167           --     (235,019)      (2,894)        (237,746)
Net income                                --           --     (271,069)          --         (271,069)
Net exchange differences on
 translation of sterling to US $          --           --           --       19,574           19,574
                                   ---------      -------   ----------       ------       ----------
Balances at March 1, 2000                167           --     (506,088)      16,680         (489,241)
Net loss                                  --           --     (960,108)          --         (960,108)
Shares issued in connection with:
 Offer to new investors            2,284,750      223,880           --           --        2,508,630
Net exchange differences on
 translation of sterling to US $          --           --           --       22,263           22,263
                                   ---------      -------   ----------       ------       ----------
Balances at June 1, 2000           2,284,917      223,880   (1,466,196)      38,943        1,081,544
                                   =========      =======   ==========       ======       ==========


See accompanying notes to financial statements.

                                                      Udate.com Limited
                                                      Financial statements
                                                      August 14, 2000


STATEMENT OF CASHFLOWS



                                          3 MONTHS ENDED     3 MONTHS ENDED     11 MONTHS ENDED       YEAR ENDED
                                            JUNE 1, 2000            JUNE 1,1           MARCH 1,2        MARCH 31,1
                                              (unaudited)        (unaudited)                  $                 $
                                                       $                  $

Net loss                                        (960,108)          (149,048)           (271,069)         (235,019)
  Depreciation of plant and equipment             50,431              5,654             119,579            40,939
  Increase in trade accounts receivable         (142,455)               299             (21,075)          (12,944)
  Increase in creditors                          402,307            141,365             224,248           314,097
                                               ---------           --------            --------          --------
Net cash provided by operating activities
 (note 16)                                      (649,823)            (1,730)             51,683           107,073

Cash flows from investing activities:
  Capital expenditures, including interest
   capitalized                                  (259,472)                --             (11,070)         (109,060)
                                               ---------           --------            --------          --------
Net cash used in investing activities           (259,472)                --             (11,070)         (109,060)
                                               ---------           --------            --------          --------
Cash flows from financing activities:
Proceeds from issuance of long-term debt       1,159,277                 --                  --                --
  Principal payments under capital lease
   obligations                                   (13,269)                --             (32,231)               --
  Proceeds from issuance of common stock         233,545                 --                  --               165
                                               ---------           --------            --------          --------
Net cash provided by financing activities      1,379,553                 --             (32,231)              165
                                               ---------           --------            --------          --------
Net increase/(decrease) in cash and cash
equivalents                                      470,258             (1,730)              8,382            (1,822)

Cash and cash equivalents at beginning of
 year                                              6,480             (4,634)             (1,844)               --
Exchange difference                              (19,306)                96                 (78)              (22)
                                               ---------           --------            --------          --------
Cash and cash equivalents at end of year         457,432             (6,268)              6,460            (1,844)
                                               =========           ========            ========          ========


See accompanying notes to financial statements.

                                                      Udate.com Limited
                                                      Financial statements
                                                      August 14, 2000



NOTES TO FINANCIAL STATEMENTS

1 NATURE OF BUSINESS

Udate.com Limited ('Udate' or 'Company') is a UK based company providing internet dating services on a global basis.

2 BASIS OF PRESENTATION

The financial statements represent the accounts of the Company on a historical cost basis.

3 USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. Actual amounts could differ from those estimates. Significant assets and liabilities with reported amounts based on estimates include accounts receivable, inventories and deferred revenues.

4 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE OF RECOGNITION

Revenue from subscriptions is recognised on a straight line basis over the period of the subscription.

FIXED ASSETS

Depreciation is calculated to write off the cost of fixed assets over their estimated useful lives on the following basis:

    Office equipment    25% per annum straight line
    Computer equipment  40% per annum straight line

FOREIGN CURRENCY TRANSLATION

The company considers the pound sterling to be the functional currency of UK operations. The reporting currency of the company is the US dollar; accordingly, all amounts included included in the consolidated financial statements have been translated into US dollars.

All assets and liabilities are translated into US dollars using the exchange rates in effect on reporting dates for assets and liabilities. Income and expenses are translated at average rates in effect for the periods presented. The cumulative currency translation adjustment is reflected as a separate component of stockholders' equity on the consolidated balance sheet.

                                                      Udate.com Limited
                                                      Financial statements
                                                      August 14, 2000



NOTES (CONTINUED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The Company records income taxes using the asset and liability method. Deferred tax assets and liabilities are recognised for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognised in income in the period that includes the enactment date. Valuation allowances are recognised for deferred tax assets, if it is considerd more likely than not, that all or some portion of the deferred tax assets will not be realised. Income tax expense is tax payable for the current period and the change during the year in deferred tax assets and liabilities.

DEFERRED REVENUE

Deferred revenue comprises of subscription income to be earned in the future on agreements in existence and billed for at the balance sheet date.

ADVERTISING COSTS

Advertising is expensed as incurred.

5 SEGMENT INFORMTATION

All revenue is derived from the sale of subscriptions from the company's internet dating service. The service is available internationally.

6 BUSINESS ACQUISTIONS

On 23 May 2000, the company reversed into Udate.com Inc.

7 Earnings per share


                                            3 mo                    3 mo                   11 mo              Year ended
                                 June 1, 2000            June 1, 1999           March 1, 2000             March 31, 1999
                                            $                       $                       $                          $


Basic earnings per share
 Net loss                            960,108                  149,048                 271,069                    235,019
                                    --------                 --------                --------                   --------
 Weighted average number of
  common shares outstanding          131,968                      100                     100                        100
                                    --------                 --------                --------                   --------
Net loss per common share               7.28                 1,490,48                2,710.69                   2,350.19
                                    ========                 ========                ========                   ========

                                                      Udate.com Limited
                                                      Financial statements
                                                      August 14, 2000


NOTES (CONTINUED)

8 FIXED ASSETS


                                                    June 1, 2000     March 1, 2000     March 31, 1999
                                                     (unaudited)
                                                               $                 $                  $

Computer equipment                                       460,439           271,493             92,306
Office equipment                                          61,857            17,085             18,124
                                                     -----------       -----------        -----------
                                                         522,296           288,578            110,430
Less:accumulated depreciation                           (196,157)         (156,049)           (41,453)
Net exchange differences on translation
 of Sterling to US $                                      20,398               (26)               (17)
                                                     -----------       -----------        -----------
                                                         346,537           132,503             68,960
                                                     ===========       ===========        ===========

Depreciation charge for the period                        50,431           119,579             40,939
                                                     ===========       ===========        ===========


9 INCOME TAXES

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:


                                                    June 1, 2000      March 1, 2000     March 31, 1999
                                                     (unaudited)
                                                               $                  $                  $

DEFERRED TAX ASSETS

Net operating loss carry forwards                        304,790             90,724             47,002
Plant and equipment due to differences
 in depreciation                                           9,983              5,000                 --
                                                      ----------       ------------        -----------
                                                         314,773             95,724             47,002
Less: valuation allowance                               (314,773)           (95,724)           (46,458)
                                                      ----------       ------------        -----------
                                                              --                 --                544
                                                      ----------       ------------        -----------
DEFERRED TAX LIABILITIES
Plant and equipment due to differences
 in depreciation                                              --                 --               (544)
                                                      ----------       ------------        -----------
Net deferred tax provision                                    --                 --                 --
                                                      ==========       ============        ===========



In assessing the reliability of deferred tax assets, management considers whether it is more likely than not htat some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

                                                      Udate.com Limited
                                                      Financial statements
                                                      August 14, 2000


NOTES (CONTINUED)

10 COMMITMENTS AND CONTINGENCIES

The total charge for depreciation for assets under capital leases for the periods ended June 1, 2000, March 1, 2000 and March 31, 1999 was $16,442, $69,460 and $nil respectively.

Future minimum lease payments under capital leases together with the present value of net minimum lease payments, are as follows:

                                        June 1, 2000     March 1, 2000     March 31, 1999
                                                   $                 $

Within one year                               80,743            84,625                 --
Within two years                              51,778            69,201                 --
                                        ------------    --------------     --------------
Total minimum lease payments                 132,521           153,826                 --
Less amount representing interest             10,723            11,732                 --
                                        ------------    --------------     --------------
                                             121,798           142,094                 --
                                        ============    ==============     ==============


11 RELATED PARTY TRANSACTIONS

STOCKHOLDERS' ADVANCES

The directors made loans to the company, as disclosed in the balance sheet. These loans were repaid in May 2000 following the company's reversal into Udate.com Inc.

OFFICE SPACE

During the periods to March 1, 2000, March 31, 1999, the company rented office space and paid related costs such as telephone bills totalling $19,544 and $104,256 respectively as telephone bills, to Hardstuff Limited, a company of which Mr. Morris and Mr. Thacker, directors of Udate.com Limited, are directors.

CONSULTANCY

The company made payments totalling $38,740 in the period to March 1, 2000 to Mercaston Consultants Limited, a company of which Mr. Thacker is a director.